UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2005-HE4 Asset-Backed Certificates, Series 2005-HE4, which was made on May 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.06 of the Pooling and Servicing Agreement for the distribution on May 25, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE P0OLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: May 31, 2005
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Administrator:
Amanda Hellyer 312.904.6299
amanda.hellyer@abnamro.com
Analyst:
William Wong 714.259.6243
william.wong@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Swap Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-3
Page 4-19

Page 25-40
Page 41-56

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS005HE4
BS005HE4_200505_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
29-Apr-05
25-May-05
25-Apr-35
Parties to The Transaction
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's Ratings Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.455255%
3.090000%
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
353
Bond Payments
Statement Date:
ABN AMRO Acct: 722547.2
1000.000000000
36.003126581
0.000000000
963.996873419
2.282222202
3.190000000%
0.00
0.00
0.000000000
3.16000000%
0.000000000
073879TJ7
I-A-1
112,663,000.00
4,056,220.25
0.00
108,606,779.75
257,122.00
112,663,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.347222210
3.280000000%
0.00
0.00
0.000000000
3.25000000%
0.000000000
073879TK4
I-A-2
44,863,000.00
0.00
0.00
44,863,000.00
105,303.43
44,863,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.448333020
3.420000000%
0.00
0.00
0.000000000
3.39000000%
0.000000000
073879TL2
I-A-3
10,624,000.00
0.00
0.00
10,624,000.00
26,011.09
10,624,000.00
1000.000000000
42.279982467
0.000000000
957.720017533
2.361666758
3.300000000%
0.00
0.00
0.000000000
3.27000000%
0.000000000
073879TM0
II-A-1
18,251,000.00
771,651.96
0.00
17,479,348.04
43,102.78
18,251,000.00
1000.000000000
42.279982468
0.000000000
957.720017532
2.397777778
3.350000000%
0.00
0.00
0.000000000
3.32000000%
0.000000000
073879TN8
II-A-2
4,563,000.00
192,923.56
0.00
4,370,076.44
10,941.06
4,563,000.00
1000.000000000
38.154334277
0.000000000
961.845665723
2.361666701
3.300000000%
0.00
0.00
0.000000000
3.27000000%
0.000000000
073879TP3
III-A-1
96,106,000.00
3,666,860.45
0.00
92,439,139.55
226,970.34
96,106,000.00
1000.000000000
38.154333874
0.000000000
961.845666126
2.397777917
3.350000000%
0.00
0.00
0.000000000
3.32000000%
0.000000000
073879TQ1
III-A-2
24,027,000.00
916,734.18
0.00
23,110,265.82
57,611.41
24,027,000.00
1000.000000000
22.688345908
0.000000000
977.311654092
2.361666634
3.300000000%
0.00
0.00
0.000000000
3.27000000%
0.000000000
073879TR9
IV-A-1
101,264,000.00
2,297,512.66
0.00
98,966,487.34
239,151.81
101,264,000.00
1000.000000000
22.688345710
0.000000000
977.311654290
2.397777690
3.350000000%
0.00
0.00
0.000000000
3.32000000%
0.000000000
073879TS7
IV-A-2
25,316,000.00
574,378.16
0.00
24,741,621.84
60,702.14
25,316,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.520555503
3.520000000%
0.00
0.00
0.000000000
3.49000000%
0.000000000
073879TT5
M-1
42,466,000.00
0.00
0.00
42,466,000.00
107,037.91
42,466,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.672222290
3.730000000%
0.00
0.00
0.000000000
3.70000000%
0.000000000
073879TU2
M-2
32,840,000.00
0.00
0.00
32,840,000.00
87,755.78
32,840,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.701111602
3.770000000%
0.00
0.00
0.000000000
3.74000000%
0.000000000
073879TV0
M-3
9,059,000.00
0.00
0.00
9,059,000.00
24,469.37
9,059,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.112777848
4.340000000%
0.00
0.00
0.000000000
4.31000000%
0.000000000
073879TW8
M-4
7,927,000.00
0.00
0.00
7,927,000.00
24,674.99
7,927,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.185000631
4.440000000%
0.00
0.00
0.000000000
4.41000000%
0.000000000
073879TX6
M-5
7,927,000.00
0.00
0.00
7,927,000.00
25,247.50
7,927,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.510000000
4.890000000%
0.00
0.00
0.000000000
4.86000000%
0.000000000
073879TY4
M-6
6,228,000.00
0.00
0.00
6,228,000.00
21,860.28
6,228,000.00
24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.455255%
3.090000%
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
353
Bond Payments
Statement Date:
ABN AMRO Acct: 722547.2
1000.000000000
0.000000000
0.000000000
1000.000000000
4.376667359
6.090000000%
0.00
0.00
0.000000000
6.06000000%
0.000000000
073879TZ1
M-7
4,813,000.00
0.00
0.00
4,813,000.00
21,064.90
4,813,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.376667255
6.090000000%
0.00
0.00
0.000000000
6.06000000%
0.000000000
073879UA4
M-8
5,662,000.00
0.00
0.00
5,662,000.00
24,780.69
5,662,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
128.243198209
0.00
1,488,641.22
128.243198209
N/A
0.000000000
073879UB2
CE
11,607,954.58
0.00
0.00
11,607,954.58
1,488,641.22
11,607,954.58
1000.000000000
0.000000000
0.000000000
1000.000000000
2045654.200000000
0.00
204,565.42
2045654.200000000
N/A
0.000000000
073879UC0
P
100.00
0.00
0.00
100.00
204,565.42
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879UD8
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879UE6
R-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879UF3
R-3
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879UG1
RX
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
1,693,206.64
566,207,054.58
566,207,054.58
15,533,295.34
Total
553,730,773.36
12,476,281.22
0.00
3,057,014.12
24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Statement Date:
Cash Reconciliation Summary
Interest Summary
Total Trustee Fees
Available Interest
3,483,778.76
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
304,920.64
35,614.10
12,135,746.48
0.00
0.00
0.00
15,962,607.91
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
566,206,954.58
304,920.64
12,171,360.58
0.00
0.00
0.00
553,730,673.36
3,464
55
0
0
3,409
222,052.81
Extra Principal
Trigger Event
No
0.00
12,476,281.22
Over Collateralization Amt
11,607,954.58
Less Extra Principal
Remittance Interest
0.00
3,483,778.76
0.00
12,171,360.58
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(2,547.93
3,486,326.69
Total Fees
224,600.74
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
2,547.93
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Statement Date:
Cash Reconciliation Summary Group I Loans - Fixed 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
83,373.84
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
15,400.97
460.99
428,000.00
0.00
0.00
0.00
527,303.24
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
14,985,009.38
15,400.97
428,460.99
0.00
0.00
0.00
14,541,147.42
107
1
0
0
106
4,997.80
Trigger Event
No
443,861.96
Over Collateralization Amt
11,607,954.58
Remittance Interest
83,373.84
0.00
428,460.99
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(67.43
83,441.28
Total Fees
5,065.23
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
67.43
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Statement Date:
Cash Reconciliation Summary Group I Loans - Fixed 2nd Lien
Interest Summary
Total Trustee Fees
Available Interest
101,196.45
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
5,566.80
4,062.65
63,664.48
0.00
0.00
0.00
174,546.79
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
12,535,277.49
5,566.80
67,727.13
0.00
0.00
0.00
12,461,983.56
199
1
0
0
198
5,134.70
Trigger Event
No
73,293.93
Over Collateralization Amt
11,607,954.58
Remittance Interest
101,196.45
0.00
67,727.13
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(56.41
101,252.86
Total Fees
5,191.11
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
56.41
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Statement Date:
Cash Reconciliation Summary Group I Loans - ARM 228
Interest Summary
Total Trustee Fees
Available Interest
970,437.77
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
79,815.94
13,742.64
2,980,133.89
0.00
0.00
0.00
4,044,828.72
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
155,217,191.86
79,815.94
2,993,876.53
0.00
0.00
0.00
152,143,499.39
860
12
0
0
848
62,418.08
Trigger Event
No
3,073,692.47
Over Collateralization Amt
11,607,954.58
Remittance Interest
970,437.77
0.00
2,993,876.53
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(698.48
971,136.25
Total Fees
63,116.56
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
698.48
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Statement Date:
Cash Reconciliation Summary Group I Loans - ARM 327
Interest Summary
Total Trustee Fees
Available Interest
200,928.44
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
14,178.07
2,114.95
449,078.87
0.00
0.00
0.00
666,456.89
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
34,791,320.31
14,178.07
451,193.82
0.00
0.00
0.00
34,325,948.42
154
1
0
0
153
14,496.38
Trigger Event
No
465,371.89
Over Collateralization Amt
11,607,954.58
Remittance Interest
200,928.44
0.00
451,193.82
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(156.56
201,085.00
Total Fees
14,652.94
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
156.56
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Statement Date:
Cash Reconciliation Summary Group II Loans - Fixed 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
22,420.83
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
3,312.70
29.13
0.00
0.00
0.00
0.00
25,778.88
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
3,605,364.38
3,312.70
29.13
0.00
0.00
0.00
3,602,022.55
31
0
0
0
31
1,502.24
Trigger Event
No
3,341.83
Over Collateralization Amt
11,607,954.58
Remittance Interest
22,420.83
0.00
29.13
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(16.22
22,437.05
Total Fees
1,518.46
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
16.22
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Statement Date:
Cash Reconciliation Summary Group II Loans - ARM 228
Interest Summary
Total Trustee Fees
Available Interest
129,133.31
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
4,583.27
918.22
954,686.11
0.00
0.00
0.00
1,089,424.81
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
23,087,541.36
4,583.27
955,604.33
0.00
0.00
0.00
22,127,353.76
115
3
0
0
112
9,080.12
Trigger Event
No
960,187.60
Over Collateralization Amt
11,607,954.58
Remittance Interest
129,133.31
0.00
955,604.33
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(103.89
129,237.21
Total Fees
9,184.01
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
103.89
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Statement Date:
Cash Reconciliation Summary Group II Loans - ARM 327
Interest Summary
Total Trustee Fees
Available Interest
16,448.15
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
939.14
106.95
0.00
0.00
0.00
0.00
17,506.94
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
2,821,641.99
939.14
106.95
0.00
0.00
0.00
2,820,595.90
14
0
0
0
14
1,175.68
Trigger Event
No
1,046.09
Over Collateralization Amt
11,607,954.58
Remittance Interest
16,448.15
0.00
106.95
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(12.70
16,460.85
Total Fees
1,188.38
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
12.70
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Statement Date:
Cash Reconciliation Summary Group III Loans - Fixed 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
123,169.41
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
14,368.68
1,136.40
388,056.99
0.00
0.00
0.00
526,822.26
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
20,173,928.01
14,368.68
389,193.39
0.00
0.00
0.00
19,770,365.94
157
2
0
0
155
7,641.95
Trigger Event
No
403,562.07
Over Collateralization Amt
11,607,954.58
Remittance Interest
123,169.41
0.00
389,193.39
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(90.78
123,260.19
Total Fees
7,732.73
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
90.78
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Statement Date:
Cash Reconciliation Summary Group III Loans - Fixed 2nd Lien
Interest Summary
Total Trustee Fees
Available Interest
79,776.21
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
3,912.98
1,122.29
135,665.61
0.00
0.00
0.00
220,516.42
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
8,740,943.30
3,912.98
136,787.90
0.00
0.00
0.00
8,600,242.42
199
3
0
0
196
3,545.53
Trigger Event
No
140,700.88
Over Collateralization Amt
11,607,954.58
Remittance Interest
79,776.21
0.00
136,787.90
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(39.33
79,815.54
Total Fees
3,584.87
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
39.33
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Statement Date:
Cash Reconciliation Summary Group III Loans - ARM 228
Interest Summary
Total Trustee Fees
Available Interest
610,789.42
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
49,217.41
4,653.91
2,964,843.80
0.00
0.00
0.00
3,629,944.22
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
97,706,812.72
49,217.41
2,969,497.71
0.00
0.00
0.00
94,688,097.60
598
14
0
0
584
37,503.14
Trigger Event
No
3,018,715.12
Over Collateralization Amt
11,607,954.58
Remittance Interest
610,789.42
0.00
2,969,497.71
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(439.68
611,229.10
Total Fees
37,942.83
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
439.68
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Statement Date:
Cash Reconciliation Summary Group III Loans - ARM 327
Interest Summary
Total Trustee Fees
Available Interest
162,891.02
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
16,063.51
2,422.32
1,002,130.73
0.00
0.00
0.00
1,183,637.13
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
28,789,952.01
16,063.51
1,004,553.05
0.00
0.00
0.00
27,769,335.45
166
4
0
0
162
10,520.23
Trigger Event
No
1,020,616.56
Over Collateralization Amt
11,607,954.58
Remittance Interest
162,891.02
0.00
1,004,553.05
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(129.55
163,020.57
Total Fees
10,649.78
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
129.55
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Statement Date:
Cash Reconciliation Summary Group IV Loans - Fixed 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
116,580.35
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
17,642.32
1,694.93
170,512.57
0.00
0.00
0.00
306,517.71
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
19,452,651.99
17,642.32
172,207.50
0.00
0.00
0.00
19,262,802.17
134
1
0
0
133
7,774.90
Trigger Event
No
189,849.82
Over Collateralization Amt
11,607,954.58
Remittance Interest
116,580.35
0.00
172,207.50
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(87.54
116,667.89
Total Fees
7,862.44
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
87.54
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Statement Date:
Cash Reconciliation Summary Group IV Loans - Fixed 2nd Lien
Interest Summary
Total Trustee Fees
Available Interest
8,559.41
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
420.35
14.87
0.00
0.00
0.00
0.00
8,999.11
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
993,639.95
420.35
14.87
0.00
0.00
0.00
993,204.73
19
0
0
0
19
414.02
Trigger Event
No
435.22
Over Collateralization Amt
11,607,954.58
Remittance Interest
8,559.41
0.00
14.87
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(4.47
8,563.89
Total Fees
418.49
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
4.47
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Statement Date:
Cash Reconciliation Summary Group IV Loans - ARM 228
Interest Summary
Total Trustee Fees
Available Interest
753,362.30
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
71,434.25
2,596.04
2,246,427.53
0.00
0.00
0.00
3,074,382.94
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
125,071,492.97
71,434.25
2,249,023.57
0.00
0.00
0.00
122,751,035.15
622
11
0
0
611
49,369.87
Trigger Event
No
2,320,457.82
Over Collateralization Amt
11,607,954.58
Remittance Interest
753,362.30
0.00
2,249,023.57
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(562.82
753,925.12
Total Fees
49,932.69
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
562.82
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Statement Date:
Cash Reconciliation Summary Group IV Loans - ARM 327
Interest Summary
Total Trustee Fees
Available Interest
104,711.84
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
8,064.25
537.81
352,545.90
0.00
0.00
0.00
465,941.86
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
18,234,186.86
8,064.25
353,083.71
0.00
0.00
0.00
17,873,038.90
89
2
0
0
87
6,478.16
Trigger Event
No
361,147.96
Over Collateralization Amt
11,607,954.58
Remittance Interest
104,711.84
0.00
353,083.71
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(82.05
104,793.90
Total Fees
6,560.22
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
82.05
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Int erest (2)
Payment
Amount
PPIS
Int erest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
5.00
1.00
0.00
0.00
0.00
0.00
0.00
I-A-1
26
257,122.00
257,122.00
257,122.00
0.00
21.08%
21.57%
Act/360
3.160000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
I-A-2
26
105,303.43
105,303.43
105,303.43
0.00
21.08%
21.57%
Act/360
3.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
I-A-3
26
26,011.09
26,011.09
26,011.09
0.00
21.08%
21.57%
Act/360
3.390000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
II-A-1
26
43,102.78
43,102.78
43,102.78
0.00
21.08%
21.57%
Act/360
3.270000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
II-A-2
26
10,941.06
10,941.06
10,941.06
0.00
21.08%
21.57%
Act/360
3.320000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
III-A-1
26
226,970.34
226,970.34
226,970.34
0.00
21.08%
21.57%
Act/360
3.270000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
III-A-2
26
57,611.41
57,611.41
57,611.41
0.00
21.08%
21.57%
Act/360
3.320000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
IV-A-1
26
239,151.81
239,151.81
239,151.81
0.00
21.08%
21.57%
Act/360
3.270000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
IV-A-2
26
60,702.14
60,702.14
60,702.14
0.00
21.08%
21.57%
Act/360
3.320000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-1
26
107,037.91
107,037.91
107,037.91
0.00
13.43%
13.73%
Act/360
3.490000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-2
26
87,755.78
87,755.78
87,755.78
0.00
7.50%
7.68%
Act/360
3.700000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-3
26
24,469.37
24,469.37
24,469.37
0.00
5.87%
6.01%
Act/360
3.740000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-4
26
24,674.99
24,674.99
24,674.99
0.00
4.44%
4.54%
Act/360
4.310000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-5
26
25,247.50
25,247.50
25,247.50
0.00
3.01%
3.08%
Act/360
4.410000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-6
26
21,860.28
21,860.28
21,860.28
0.00
1.89%
1.93%
Act/360
4.860000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-7
26
21,064.90
21,064.90
21,064.90
0.00
1.02%
1.04%
Act/360
6.060000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-8
26
24,780.69
24,780.69
24,780.69
0.00
0.00%
0.00%
Act/360
6.060000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
CE
26
0.00
0.00
1,488,641.22
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
204,565.42
0.00
0.00
0.00
P
26
0.00
204,565.42
204,565.42
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
204,565.42
0.00
1,363,807.48
1,568,372.90
3,057,014.12
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
5.00
1.00
I-A-1
21.08%
21.57%
12/26/2028
108,606,779.75
0.00
0.00
112,663,000.00
112,663,000.00
114,961.78
0.00
0.00
0.00
3,941,258.47
I-A-2
21.08%
21.57%
2/27/2034
44,863,000.00
0.00
0.00
44,863,000.00
44,863,000.00
0.00
0.00
0.00
0.00
0.00
I-A-3
21.08%
21.57%
4/25/2035
10,624,000.00
0.00
0.00
10,624,000.00
10,624,000.00
0.00
0.00
0.00
0.00
0.00
II-A-1
21.08%
21.57%
4/25/2035
17,479,348.04
0.00
0.00
18,251,000.00
18,251,000.00
7,068.01
0.00
0.00
0.00
764,583.95
II-A-2
21.08%
21.57%
4/25/2035
4,370,076.44
0.00
0.00
4,563,000.00
4,563,000.00
1,767.10
0.00
0.00
0.00
191,156.46
III-A-1
21.08%
21.57%
4/25/2035
92,439,139.55
0.00
0.00
96,106,000.00
96,106,000.00
66,849.79
0.00
0.00
0.00
3,600,010.66
III-A-2
21.08%
21.57%
4/25/2035
23,110,265.82
0.00
0.00
24,027,000.00
24,027,000.00
16,712.79
0.00
0.00
0.00
900,021.39
IV-A-1
21.08%
21.57%
4/25/2035
98,966,487.34
0.00
0.00
101,264,000.00
101,264,000.00
78,048.94
0.00
0.00
0.00
2,219,463.72
IV-A-2
21.08%
21.57%
4/25/2035
24,741,621.84
0.00
0.00
25,316,000.00
25,316,000.00
19,512.23
0.00
0.00
0.00
554,865.93
M-1
13.43%
13.73%
4/25/2035
42,466,000.00
0.00
0.00
42,466,000.00
42,466,000.00
0.00
0.00
0.00
0.00
0.00
M-2
7.50%
7.68%
4/25/2035
32,840,000.00
0.00
0.00
32,840,000.00
32,840,000.00
0.00
0.00
0.00
0.00
0.00
M-3
5.87%
6.01%
4/25/2035
9,059,000.00
0.00
0.00
9,059,000.00
9,059,000.00
0.00
0.00
0.00
0.00
0.00
M-4
4.44%
4.54%
4/25/2035
7,927,000.00
0.00
0.00
7,927,000.00
7,927,000.00
0.00
0.00
0.00
0.00
0.00
M-5
3.01%
3.08%
4/25/2035
7,927,000.00
0.00
0.00
7,927,000.00
7,927,000.00
0.00
0.00
0.00
0.00
0.00
M-6
1.89%
1.93%
4/25/2035
6,228,000.00
0.00
0.00
6,228,000.00
6,228,000.00
0.00
0.00
0.00
0.00
0.00
M-7
1.02%
1.04%
4/25/2035
4,813,000.00
0.00
0.00
4,813,000.00
4,813,000.00
0.00
0.00
0.00
0.00
0.00
M-8
0.00%
0.00%
4/25/2035
5,662,000.00
0.00
0.00
5,662,000.00
5,662,000.00
0.00
0.00
0.00
0.00
0.00
CE
NA
NA
4/25/2035
11,607,954.58
0.00
0.00
11,607,954.58
11,607,954.58
0.00
0.00
0.00
0.00
0.00
P
NA
NA
4/25/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
304,920.64
0.00
12,171,360.58
0.00
566,207,054.58
553,730,773.36
566,207,054.58
24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
204,565.42
204,565.42
Total Excess Allocated to the Bonds
204,565.42
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
204,565.42
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Provider
Net Swap payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Provider
0.00
426,764.65
0.00
0.00

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
I-A-1
073879TJ7
NR
Aaa
AAA
I-A-2
073879TK4
NR
Aaa
AAA
I-A-3
073879TL2
NR
Aaa
AAA
II-A-1
073879TM0
NR
Aaa
AAA
II-A-2
073879TN8
NR
Aaa
AAA
III-A-1
073879TP3
NR
Aaa
AAA
III-A-2
073879TQ1
NR
Aaa
AAA
IV-A-1
073879TR9
NR
Aaa
AAA
IV-A-2
073879TS7
NR
Aaa
AAA
M-1
073879TT5
NR
Aa2
AA
M-2
073879TU2
NR
A2
A
M-3
073879TV0
NR
A3
A-
M-4
073879TW8
NR
Baa1
BBB+
M-5
073879TX6
NR
Baa2
BBB
M-6
073879TY4
NR
Baa3
BBB-
M-7
073879TZ1
NR
Ba1
BB+
M-8
073879UA4
NR
Ba2
BB
CE
073879UB2
NR
NR
NR
P
073879UC0
NR
NR
NR

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
1.88%
1.81%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
64
10,033,914
0
0
0
0
0
0
3,345
543,696,759
98.12%
98.19%

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - Fixed 1st Lien
0.94%
0.76%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
1
110,135
0
0
0
0
0
0
105
14,431,012
99.06%
99.24%

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - Fixed 2nd Lien
3.03%
3.37%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
6
419,522
0
0
0
0
0
0
192
12,042,461
96.97%
96.63%

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - ARM 228
2.36%
2.65%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
20
4,038,226
0
0
0
0
0
0
828
148,105,273
97.64%
97.35%

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - ARM 327
0.65%
0.30%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
1
102,041
0
0
0
0
0
0
152
34,223,907
99.35%
99.70%

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - Fixed 1st Lien
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
0
0
0
0
0
0
0
0
31
3,602,023
100.00%
100.00%

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - ARM 228
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
0
0
0
0
0
0
0
0
112
22,127,354
100.00%
100.00%

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - ARM 327
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
0
0
0
0
0
0
0
0
14
2,820,596
100.00%
100.00%

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group III Loans - Fixed 1st Lien
1.29%
1.48%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
2
292,276
0
0
0
0
0
0
153
19,478,090
98.71%
98.52%

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group III Loans - Fixed 2nd Lien
3.57%
4.39%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
7
377,172
0
0
0
0
0
0
189
8,223,071
96.43%
95.61%

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group III Loans - ARM 228
1.54%
1.77%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
9
1,678,272
0
0
0
0
0
0
575
93,009,826
98.46%
98.23%

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group III Loans - ARM 327
1.85%
2.02%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
3
562,027
0
0
0
0
0
0
159
27,207,309
98.15%
97.98%

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group IV Loans - Fixed 1st Lien
0.75%
0.83%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
1
159,465
0
0
0
0
0
0
132
19,103,338
99.25%
99.17%

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group IV Loans - Fixed 2nd Lien
5.26%
2.51%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
1
24,959
0
0
0
0
0
0
18
968,245
94.74%
97.49%

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group IV Loans - ARM 228
2.13%
1.85%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
13
2,269,819
0
0
0
0
0
0
598
120,481,216
97.87%
98.15%

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group IV Loans - ARM 327
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
0
0
0
0
0
0
0
0
87
17,873,039
100.00%
100.00%

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-May-05
3,409
98.41%
553,730,673
97.80%
1.59%
2.14%
0
0.00%
0
0.00%
353
7.46%
6.95%
55
12,135,746
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 1st Lien
25-May-05
106
3.06%
14,541,147
2.57%
0.93%
2.86%
0
0.00%
0
0.00%
328
7.18%
6.68%
1
428,000
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 2nd Lien
25-May-05
198
5.72%
12,461,984
2.20%
0.50%
0.51%
0
0.00%
0
0.00%
325
10.19%
9.69%
1
63,664
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM 228
25-May-05
848
24.48%
152,143,499
26.87%
1.40%
1.92%
0
0.00%
0
0.00%
355
7.50%
7.00%
12
2,980,134
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM 327
25-May-05
153
4.42%
34,325,948
6.06%
0.65%
1.29%
0
0.00%
0
0.00%
355
7.44%
6.93%
1
449,079
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - Fixed 1st Lien
25-May-05
31
0.89%
3,602,023
0.64%
0.00%
0.00%
0
0.00%
0
0.00%
339
7.97%
7.46%
0
0
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM 228
25-May-05
112
3.23%
22,127,354
3.91%
2.61%
4.14%
0
0.00%
0
0.00%
356
7.22%
6.71%
3
954,686
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM 327
25-May-05
14
0.40%
2,820,596
0.50%
0.00%
0.00%
0
0.00%
0
0.00%
356
7.50%
7.00%
0
0
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group III Loans - Fixed 1st Lien
25-May-05
155
4.47%
19,770,366
3.49%
1.27%
1.92%
0
0.00%
0
0.00%
340
7.45%
6.94%
2
388,057
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group III Loans - Fixed 2nd Lien
25-May-05
196
5.66%
8,600,242
1.52%
1.51%
1.55%
0
0.00%
0
0.00%
336
10.68%
10.17%
3
135,666
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group III Loans - ARM 228
25-May-05
584
16.86%
94,688,098
16.72%
2.34%
3.03%
0
0.00%
0
0.00%
355
7.31%
6.80%
14
2,964,844
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group III Loans - ARM 327
25-May-05
162
4.68%
27,769,335
4.90%
2.41%
3.48%
0
0.00%
0
0.00%
355
7.19%
6.69%
4
1,002,131
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group IV Loans - Fixed 1st Lien
25-May-05
133
3.84%
19,262,802
3.40%
0.75%
0.88%
0
0.00%
0
0.00%
341
7.37%
6.87%
1
170,513
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group IV Loans - Fixed 2nd Lien
25-May-05
19
0.55%
993,205
0.18%
0.00%
0.00%
0
0.00%
0
0.00%
350
10.84%
10.34%
0
0
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group IV Loans - ARM 228
25-May-05
611
17.64%
122,751,035
21.68%
1.77%
1.80%
0
0.00%
0
0.00%
356
7.22%
6.71%
11
2,246,428
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group IV Loans - ARM 327
25-May-05
87
2.51%
17,873,039
3.16%
2.25%
1.93%
0
0.00%
0
0.00%
355
6.82%
6.31%
2
352,546
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
N/A
27-Jun-05
24-May-05
Asset-Backed Certificates
Series 2005-HE4
ABN AMRO Acct: 722547.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
24-May-2005 - 08:07 (V352-V378) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..